Exhibit 99.1

CITIBANK, N.A.,
Seller and Servicer,

and

DEUTSCHE BANK TRUST COMPANY AMERICAS,
Trustee
on behalf of the Certificateholders

AMENDED AND RESTATED SERIES 2009 SUPPLEMENT
Dated as of May 1, 2009
As Amended and Restated as of August 9, 2011

to

SECOND AMENDED AND RESTATED
POOLING AND SERVICING AGREEMENT
Dated as of May 29, 1991
As Amended and Restated as of October 5, 2001
As Further Amended and Restated as of August 9, 2011

CITIBANK CREDIT CARD MASTER TRUST I

SERIES 2009

TABLE OF CONTENTS

EXHIBITS

Exhibit A	Form of Series 2009 Certificate
Exhibit B	Form of Monthly Statement
Exhibit C	Form of Monthly Servicer’s Certificate

ii

AMENDED AND RESTATED SERIES 2009 SUPPLEMENT dated as of May 1, 2009, as amended and restated as of August 9, 2011, between CITIBANK, N.A., a national banking association, Seller and Servicer; and DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee.

W I T N E S S E T H:

WHEREAS, pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, as amended and restated as of October 5, 2001 (as amended and supplemented, the “Prior Pooling and Servicing Agreement”), between Citibank (South Dakota), National Association, as Seller, successor by merger to Citibank (Nevada), National Association, as Seller, and Servicer and Deutsche Bank Trust Company Americas, as Trustee (the “Trustee”), the Seller created Citibank Credit Card Master Trust I (the “Trust”) and directed the Trustee to issue, on behalf of the Trust, a Series of Investor Certificates representing fractional undivided interests in the Trust and specified the Principal Terms thereof pursuant to that certain Series 2009 Supplement, dated as of May 1, 2009 (as amended or otherwise modified from time to time prior to the date hereof, the “Prior Series 2009 Supplement”).

WHEREAS, on July 1, 2011, Citibank (South Dakota) merged with and into Citibank, N.A. (“Citibank”), with Citibank being the surviving entity (the “Bank Merger”) and, by operation of law as a result of the Bank Merger, Citibank is obligated for the performance of every covenant and obligation of Citibank (South Dakota) as Seller and Servicer under the Prior Pooling and Servicing Agreement; and

WHERAS, in accordance with Section 7.02(a) and Section 8.02(a) of the Prior Pooling and Servicing Agreement, Citibank and Deutsche Bank Trust Company Americas entered into that certain Supplemental Agreement, dated as of July 1, 2011, pursuant to which Citibank expressly assumed the performance of every covenant and obligation of Citibank (South Dakota) as Seller and Servicer under the Prior Pooling and Servicing Agreement; and

WHEREAS, Citibank, as Seller and Servicer, and Deutsche Bank Trust Company Americas, as Trustee, amended and restated the Prior Pooling and Servicing Agreement in its entirety pursuant to that certain Second Amended and Restated Pooling and Servicing Agreement, dated as of the date hereof (as further amended, restated, supplemented or otherwise modified from time to time, the “Agreement”); and

WHEREAS, (i) by operation of law as a result of the Bank Merger, Citibank is obligated for the performance of every covenant and obligation of Citibank (South Dakota) under the Prior Series 2009 Supplement; and (ii) this Series Supplement shall not constitute a novation and shall in no way adversely affect or impair the effectiveness of the issuance of the Series 2009 Certificate pursuant to the Prior Series 2009 Supplement; and

WHEREAS, as a result of the Bank Merger, the parties hereto desire to amend certain provisions of the Prior Series 2009 Supplement; and

NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereby amend and restate the Prior Series 2009 Supplement in its entirety and further agree as follows:

ARTICLE I

Creation of the Series 2009 Certificate; Subordination

SECTION 1.01. Designation.  (a)  The Series of Investor Certificates issued pursuant to the Prior Pooling and Servicing Agreement and the Prior Series 2009 Supplement and known as “Citibank Credit Card Master Trust I, Series 2009” is hereby continued pursuant to the Agreement and this Series Supplement.  The Series 2009 Certificate shall be issued in one Class and shall be known as the “Series 2009 Credit Card Participation Certificate” or the “Series 2009 Certificate”.

(b) Notwithstanding any provision in the Agreement or in this Series Supplement, the first Distribution Date with respect to Series 2009 was the June 2009 Distribution Date.

(c) In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Agreement, the terms and provisions of this Series Supplement shall govern.

SECTION 1.02. Subordination.  The Series 2009 Certificate shall be subordinated to the Series 2000 Certificate in the manner and to the extent provided in this Series Supplement.  The Series 2009 Certificate shall constitute a “Subordinated Series” for purposes of, and as defined in, the Series 2000 Supplement.

ARTICLE II

Definitions

        SECTION 2.01. Definitions.  (a)  Whenever used in this Series Supplement, the following words and phrases shall have the following meanings, and the definitions of such terms are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

“Adjusted Invested Amount” and “Series Adjusted Invested Amount” are defined in Section 2.02(a).

“Allocable Defaulted Amount” shall mean, with respect to any Due Period, an amount equal to the product of (a) the Series 2009 Allocation Percentage with respect to such Due Period, (b) the Floating Allocation Percentage with respect to such Due Period and (c) the Defaulted Amount with respect to such Due Period.

“Allocable Finance Charge Collections” shall mean, with respect to any Due Period, the product of (a) the Series 2009 Allocation Percentage for such Due Period and (b) the aggregate amount of Collections in respect of Finance Charge Receivables relating to such Due Period.

“Allocable Miscellaneous Payments” shall mean, with respect to any Due Period, the product of (a) the Series 2009 Allocation Percentage for such Due Period and (b) Miscellaneous Payments with respect to such Due Period.

“Allocable Principal Collections” shall mean, with respect to any Due Period, the product of (a) the Series 2009 Allocation Percentage for such Due Period and (b) the aggregate amount of Collections in respect of Principal Receivables relating to such Due Period.

“Applicable Margin” shall mean (a) with respect to each Interest Period in the period from and including the Closing Date to but excluding the February 2010 Distribution Date, 33.75% and (b) with respect to each Interest Period thereafter, either 8.63% or such other percentage as may be designated by the Seller and the Series 2009 Certificateholders from time to time by notice to the Trustee as the “Applicable Margin.”

“Available Investor Principal Collections” shall mean, with respect to any Due Period, the sum of (a) an amount equal to Investor Principal Collections for such Due Period, plus (b) Allocable Miscellaneous Payments on deposit in the Collection Account for such Due Period, plus (c) Series 2009 Excess Principal Collections on deposit in the Collection Account for such Due Period.

“Closing Date” shall mean May 1, 2009.

“Cut-Off Date” shall mean  April 27, 2009.

“Determination Date” shall mean the earlier of the fifth Business Day and the eighth calendar day preceding the seventh day of each calendar month (or, if such seventh day is not a Business Day, the next succeeding Business Day).

“Distribution Date” shall mean the seventh day of each calendar month, or if such seventh day is not a Business Day, the next succeeding Business Day, commencing June 8, 2009.

“Early Amortization Period” shall mean the period beginning at the close of business on the Business Day immediately preceding the day on which an Amortization Event with respect to Series 2009 is deemed to have occurred, and ending upon the earlier to occur of (i) the payment in full to the Series 2009 Certificateholders of the Series 2009 Invested Amount and (ii) the Termination Date.

“Floating Allocation Percentage” shall mean, with respect to any Due Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Series 2009 Invested Amount as of the last day of the immediately preceding Due Period and the denominator of which is the product of (a) the total amount of Principal Receivables in the Trust as of the last day of the immediately preceding Due Period and (b) the Series 2009 Allocation Percentage with respect to the Due Period in respect of which the Floating Allocation Percentage is being determined; provided, however, that, with respect to the first Due Period (which ended on May 26, 2009), the Floating Allocation Percentage shall mean the percentage equivalent of a fraction, the numerator of which is the Series 2009 Initial Invested Amount and the denominator of which is the product of (x) the total amount of Principal Receivables in the Trust on the Cut-Off Date and (y) the Series 2009 Allocation Percentage with respect to the Cut-Off Date; provided further that, with respect to any Due Period in which a Lump Addition occurs or a removal of Accounts pursuant to Section 2.10 of the Agreement occurs, the amount referred to in clause (a) shall be the weighted average of the amount of Principal Receivables in the Trust on the date on which such Lump Addition or removal of Accounts occurs (after giving effect thereto) and the last day of the immediately preceding Due Period.

“Indenture” shall mean the Amended and Restated Indenture, dated as of August 9, 2011, between the Citibank Credit Card Issuance Trust, as Issuer, and Deutsche Bank Trust Company Americas, as Trustee, as further amended, restated, supplemented or otherwise modified from time to time.

“Interest Funding Account” shall have the meaning specified in Section 4.04(a).

“Interest Period” shall mean, with respect to any Distribution Date, the period from and including the Distribution Date immediately preceding such Distribution Date (or, in the case of the first Distribution Date, from and including the Closing Date) to but excluding such Distribution Date.

“Investor Charge-Offs” shall have the meaning specified in Section 4.07.

“Investor Finance Charge Collections” shall mean, with respect to any Distribution Date, an amount equal to the sum of (a) the product of (i) the Floating Allocation Percentage for the related Due Period and (ii) Allocable Finance Charge Collections deposited in the Collection Account for the related Due Period, plus (b) the amount of excess Finance Charge Collections distributable pursuant to Section 501(f) of the Indenture that are to be treated as a portion of “Investor Finance Charge Collections” for the benefit of Series 2009 pursuant to Section 4.10,  minus (c) the aggregate amount of Servicer Interchange for the related Due Period.

“Investor Principal Collections” shall mean, with respect to any Due Period, the sum of (a) the Floating Allocation Percentage, with respect to the Revolving Period, or the Principal Allocation Percentage, with respect to the Early Amortization Period, the Series 2009 Expected Final Payment Date or any Due Period thereafter, of Allocable Principal Collections deposited in the Collection Account for such Due Period (or any partial Due Period which occurs as the first Due Period during the Early Amortization Period), plus (b) the amount, if any, of Investor Finance Charge Collections to be distributed pursuant to Section 4.05(a)(i) on such Distribution Date, plus (c) the amount, if any, of Investor Finance Charge Collections to be distributed pursuant to Section 4.05(a)(iii) on such Distribution Date.

“LIBOR” shall mean the rate for deposits in United States dollars for a period of one month commencing on the first day of the relevant Interest Period which appears on the Reuters Screen LIBOR01 Page (successor to Telerate Page 3750), as of 11:00 a.m., London time, on the second business day in London prior to the commencement of any Interest Period.  If such rate does not appear on the Reuters Screen LIBOR01 Page (successor to Telerate Page 3750), the rate for that day will be determined on the basis of the rates at which deposits in the United States dollars are offered by four major banks in the London interbank market, selected by the Servicer, at approximately 11:00 a.m., London time, on that day to prime banks in the London interbank market for a period of one month commencing on the first day of the relevant Interest Period.  The Servicer will request the principal London office of each of the four major banks to provide a quotation of its rate.  If at least two such quotations are provided, the rate for that day will be the arithmetic mean of the quotations.  If fewer than two quotations are provided as requested, the rate for that day will be the arithmetic mean of the rates quoted by major banks in the New York City, selected by the Servicer, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a period of one month commencing on the first day of the relevant Interest Period.

“Net Servicing Fee Rate” shall mean (i) so long as Citibank or an Affiliate of Citibank is the Servicer, 0.37% per annum and (ii) if Citibank or an Affiliate of Citibank is no longer the Servicer, 0.77% per annum.

“Notes” shall have the meaning specified in the Indenture.

“Principal Allocation Percentage” shall mean, with respect to any Due Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Adjusted Invested Amount as of the earlier of (x) the close of business on the day the Early Amortization Period commences and (y) the Series 2009 Expected Final Payment Date and the denominator of which is the product of (a) the total amount of Principal Receivables in the Trust as of the last day of the immediately preceding Due Period and (b) the Series 2009 Allocation Percentage with respect to the Due Period in respect of which the Principal Allocation Percentage is being determined; provided, however, that, with respect to any Due Period in which a Lump Addition occurs or a removal of Accounts pursuant to Section 2.10 of the Agreement occurs, the amount referred to in clause (a) shall be the weighted average of the amount of Principal Receivables in the Trust on the date on which such Lump Addition or removal of Accounts occurs (after giving effect thereto) and the last day of the immediately preceding Due Period.

“Principal Funding Account” shall have the meaning specified in Section 4.04(b).

“Principal Funding Account Balance” shall mean, with respect to any date of determination, the principal amount, if any, on deposit in the Principal Funding Account on such date.

      “Prior Pooling and Servicing Agreement” shall have the meaning specified in the recitals hereto.

      “Prior Series 2000 Supplement” shall mean that certain Series 2000 Supplement, dated as of September 26, 2000, among Citibank (Nevada), National Association, as Seller, Citibank (South Dakota), National Association, as Seller and as Servicer, and Deutsche Bank Trust Company Americas, as Trustee (the “Trustee”), as amended or otherwise modified from time to time prior to the date hereof.

“Prior Series 2009 Supplement” shall have the meaning specified in the recitals hereto.

“Rating Agency” shall mean each of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Services and Fitch, Inc., and their respective successors, in each case, so long as such rating agency rates any Investor Certificates or Notes.

“Reassignment Amount” shall mean, with respect to any Distribution Date, after giving effect to any deposits and distributions otherwise to be made on such Distribution Date, the sum of (i) the Series 2009 Invested Amount on such Distribution Date, plus (ii) Series 2009 Monthly Interest for such Distribution Date, plus (iii) any unpaid Series 2009 Interest Shortfall, plus (iv) any other amounts owing to the Series 2009 Certificateholders under this Series Supplement.

“Required Subordinated Amount” shall mean, subject to Section 2.03, (a) with respect to any date prior to the first date on which Series 2009 Reallocated Principal Collections are reallocated to the Series 2000 Certificate pursuant to Section 4.09, an amount equal to 4.45230% of the Series 2000 Invested Amount as of such date; and (b) with respect to any date after the first date on which Series 2009 Reallocated Principal Collections are reallocated to the Series 2000 Certificate pursuant to Section 4.09, an amount equal to (i) 4.45230% of the Series 2000 Invested Amount immediately prior to the first reallocation of Series 2009 Reallocated Principal Collections pursuant to Section 4.09, minus (ii) the cumulative amount of Series 2009 Reallocated Principal Collections, plus (iii) 4.45230% of any increases in the Series 2000 Invested Amount after the first date on which Series 2009 Reallocated Principal Collections are reallocated to the Series 2000 Certificate pursuant to Section 4.09, minus (iv) 4.45230% of any decreases in the Series 2000 Invested Amount after the first date on which Series 2009 Reallocated Principal Collections are reallocated to the Series 2000 Certificate pursuant to Section 4.09.

“Reuters Screen LIBOR01 Page” means the display designated on the Reuters Screen LIBOR01 Page (or such other page as may replace the Reuters Screen LIBOR01 Page on the service or such other service as may be nominated by the British Bankers’ Association for the purpose of displaying London interbank offered rates for U.S. Dollar deposits).

“Revolving Period” shall mean the period beginning at the close of business on the Business Day immediately preceding the Cut-Off Date and ending on the close of business on the day the Early Amortization Period commences.

“Seller’s Percentage” shall mean 100% minus (a) the Floating Allocation Percentage, when used with respect to Finance Charge Receivables and Defaulted Receivables and Principal Receivables during the Revolving Period, and (b) the Principal Allocation Percentage, when used with respect to Principal Receivables during the Early Amortization Period, the Series 2009 Expected Final Payment Date or any Due Period thereafter.

“Series 2000” or “Series 2000 Certificate” means the Series 2000 Certificate, issued pursuant to the Prior Pooling and Servicing Agreement and the Prior Series 2000 Supplement, as amended, supplemented, restated or otherwise modified from time to time.

“Series 2000 Invested Amount” shall mean the amount determined pursuant to Section 5.01(a) of the Series 2000 Supplement.

“Series 2000 Supplement” shall mean the Amended and Restated Series 2000 Supplement to the Pooling and Servicing Agreement, dated as of August 9, 2011, as further amended, restated, supplemented or otherwise modified from time to time.

“Series 2009” or “Series 2009 Certificate” shall mean the certificate executed by the Bank and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A.

“Series 2009 Accounts” shall have the meaning specified in Section 4.04(c).

“Series 2009 Allocation Percentage” shall mean the Series Allocation Percentage with respect to Series 2009.

“Series 2009 Certificate Rate” shall mean, with respect to the first Interest Period (which ended on June 7, 2009), 34.26657% per annum and, with respect to each Interest Period thereafter, a per annum rate equal to LIBOR for such Interest Period plus the Applicable Margin.

“Series 2009 Certificateholders” shall mean the Holders of the Series 2009 Certificate.

“Series 2009 Certificateholder’s Interest” shall mean that portion of the Certificateholders’ Interest evidenced by the Series 2009 Certificate.

“Series 2009 Default Amount” shall mean, with respect to any Distribution Date, an amount equal to the Allocable Defaulted Amount for the related Due Period.

“Series 2009 Excess Principal Collections” shall mean that portion of Excess Principal Collections allocated to Series 2009 pursuant to Section 4.08.

“Series 2009 Expected Final Payment Date” shall mean, initially, the February 2013 Distribution Date and, thereafter, the Distribution Date designated by the Seller from time to time, subject to satisfaction of the Rating Agency Condition, by notice to the Trustee and the Series 2009 Certificateholders, as the “Series 2009 Expected Final Payment Date.”

“Series 2009 Initial Invested Amount” shall mean $2,940,176,478, which is the Series 2009 Invested Amount as of the Closing Date.

“Series 2009 Interest Shortfall” shall have the meaning specified in Section 4.02.

“Series 2009 Invested Amount” shall mean, when used with respect to any date, an amount equal to (a) 4.45230% of the Series 2000 Invested Amount as of such date, minus (b) the aggregate amount of principal payments made to the Series 2009 Certificateholders prior to such date, minus (c) the Principal Funding Account Balance as of such date (after giving effect to any distributions to be made from the Principal Funding Account on such date), minus (d) the aggregate amount of Series 2009 Reallocated Principal Collections reallocated to Series 2000 prior to such date, minus (e) the excess, if any, of the aggregate amount of Investor Charge-Offs over Investor Charge-Offs reimbursed pursuant to Section 4.05(a)(iii) prior to such date; provided, however, that the Series 2009 Invested Amount may not be reduced below zero.

“Series 2009 Monthly Interest” shall have the meaning specified in Section 4.02.

“Series 2009 Monthly Principal” shall have the meaning specified in Section 4.03.

“Series 2009 Monthly Servicing Fee” shall have the meaning specified in Section 3.01.

“Series 2009 Principal Shortfall” shall have the meaning specified in Section 4.08.

“Series 2009 Reallocated Principal Collections” shall mean that portion of Available Investor Principal Collections reallocated to the Series 2000 Certificate pursuant to Section 4.09.

“Series Supplement” shall mean this Amended and Restated Series 2009 Supplement as the same may be further amended, restated, supplemented or otherwise modified from time to time.

“Servicer Interchange” shall mean, for any Due Period, the product of (a) the Floating Allocation Percentage for such Due Period and (b) the portion of Allocable Finance Charge Collections deposited in the Collection Account for such Due Period that is attributable to Interchange; provided, however, that Servicer Interchange for a Due Period shall not exceed one-twelfth of the product of (i) the Series 2009 Invested Amount as of the last day of the preceding Due Period and (ii) 1.50%.

“Servicing Fee” shall have the meaning specified in Section 3.01.

“Servicing Fee Rate” shall mean 2.27% per annum.

“Termination Date” shall mean the Distribution Date that is 24 months after the Series 2009 Expected Final Payment Date.

“Termination Proceeds” shall mean any Termination Proceeds arising out of a sale of Receivables (or interests therein) pursuant to Section 12.02(c) of the Agreement with respect to Series 2009.

“Trust Agreement” shall mean the Amended and Restated Trust Agreement dated as of September 12, 2000, as amended and restated as of August 9, 2011, between Citibank, as Beneficiary, and BNY Mellon Trust of Delaware, as Trustee, as further amended, restated, supplemented or otherwise modified from time to time.

(b) Notwithstanding anything to the contrary in this Series Supplement or the Agreement, the term “Adverse Effect” shall mean whenever used in this Series Supplement or the Agreement with respect to Series 2009 with respect to any action, that such action will (i) at the time of its occurrence or at any future date result in the occurrence of an Amortization Event or (ii) adversely affect the amount of distributions to be made to the Series 2009 Certificateholders pursuant to this Series Supplement or the timing of such distributions.

(c) As used in this Series Supplement and in the Agreement with respect to Series 2009, “highest investment category” shall mean (i) in the case of Standard & Poor’s, A-1+ or AAA, as applicable, and (ii) in the case of Moody’s, P-1 or Aaa, as applicable.

(d) Unless otherwise specified herein, all capitalized terms used herein and not otherwise defined herein have the meanings ascribed to them in the Agreement.

(e) The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Series Supplement shall refer to this Series Supplement as a whole and not to any particular provision of this Series Supplement; references to any Article, Section or Exhibit are references to Articles, Sections and Exhibits in or to this Series Supplement unless otherwise specified; and the term “including” means “including without limitation.”

(f) Notwithstanding any provision of the Agreement or this Series Supplement, the term “Eligible Institution,” when used in the Agreement with respect to Series 2009 shall mean a depository institution organized under the laws of the United States or any one of the states thereof, including the District of Columbia (or a domestic branch of a foreign bank), which at all times (a) has (i) a long-term unsecured debt rating of A2 or better by Moody’s and (ii) a certificate of deposit rating of P-1 by Moody’s and (b) has (i) in the case of the Collection Account, if such depository institution is an Affiliate of Citigroup Inc., a certificate of deposit rating of A-1 or better by Standard & Poor’s or (ii) for any other depository institution (or for any Affiliate of Citigroup Inc., in the case of any Series Account), either (x) a long-term unsecured debt rating of AAA by Standard & Poor’s or (y) a certificate of deposit rating of A-1+ by Standard & Poor’s.

(g) Notwithstanding anything to the contrary in this Series Supplement or the Agreement, the term “Rating Agency Condition” shall mean, whenever used in this Series Supplement or the Agreement with respect to Series 2009 with respect to any action, that each Rating Agency shall have notified the Seller, the Servicer and the Trustee in writing that such action will not result in a reduction or withdrawal of the rating of any outstanding Investor Certificates or Notes with respect to which it is a Rating Agency.

SECTION 2.02. Applicability of Certain Provisions of the Agreement.  (a)  Notwithstanding any provision of the Agreement or this Series Supplement, the term “Series Adjusted Invested Amount” or “Adjusted Invested Amount,” when used in the Agreement or this Series Supplement with respect to Series 2009, shall mean, for any Due Period, the Series 2009 Invested Amount as of the last day of the immediately preceding Due Period after subtracting therefrom the excess, if any, of the cumulative amount of Investor Charge-Offs as of such last day over the aggregate reimbursement of Investor Charge-Offs as of such last day.

(b) For purposes of calculating the Required Minimum Principal Balance, the initial Invested Amount for Series 2009 on any date will be an amount equal to 4.45230% of the initial Invested Amount for Series 2000 as calculated pursuant to Section 2.02(a) of the Series 2000 Supplement.

(c) For purposes of the definition of the term “Tax Opinion” in the Agreement, whenever such term is used in the Agreement, in this Series Supplement, or in any Supplement relating to any other Series, the Series 2009 Certificate shall not be considered to be an Investor Certificate.  As a condition to issuance of the Series 2009 Certificate or any transfer of the Series 2009 Certificate under Section 7.02, and in lieu of the conditions set forth in Sections 6.03(b)(vi) and 6.03(c)(iii) of the Agreement, the Seller shall have delivered to the Trustee and each Rating Agency an Opinion of Counsel to the effect set forth in clauses (a), (b) and (c) of the definition of the term “Tax Opinion” in the Agreement (as such definition is modified by the first sentence of this paragraph (c)).

(d) Section 3.07 of the Agreement does not apply to the Series 2009 Certificate.  The Seller intends that for federal, state and local income and franchise tax purposes, the Series 2009 Certificate as well as the Trust will be disregarded and treated as part of an arrangement by the Seller for providing collateral for the Notes, except that if the Series 2009 Certificate is held by a person other than the Seller, the Trust might instead be a partnership that is not a publicly traded partnership taxable as a corporation (in which case the Investor Certificates that are intended to be indebtedness would be indebtedness of such partnership).

SECTION 2.03. Required Subordinated Amount.  The Seller may at any time, with the consent of the Series 2009 Certificateholders, but without the consent of any other Investor Certificateholders, change the Required Subordinated Amount or the method of calculating the Required Subordinated Amount and make corresponding changes in this Series Supplement (including the definition of Series 2000 Invested Amount and Section 2.02(b)), subject to satisfaction of the Rating Agency Condition.

ARTICLE III

Servicer and Trustee

SECTION 3.01. Servicing Compensation.  A monthly servicing fee (the “Servicing Fee”) shall be payable to the Servicer, in arrears, on each Distribution Date in respect of any Due Period (or portion thereof) occurring prior to the earlier of the first Distribution Date following the Termination Date and the first Distribution Date on which the Series 2009 Invested Amount is zero, in the aggregate amount specified below.

On each Distribution Date, Servicer Interchange with respect to the related Due Period that is on deposit in the Collection Account shall be withdrawn from the Collection Account and paid to the Servicer in payment of a portion of the Servicing Fee payable by the Series 2009 Certificateholders with respect to such Due Period.

The share of the Servicing Fee allocable to the Series 2009 Certificateholders (after giving effect to the distribution of Servicer Interchange, if any, to the Servicer) with respect to any Distribution Date (the “Series 2009 Monthly Servicing Fee”) shall be equal to one-twelfth of the product of (a) the Net Servicing Fee Rate and (b) the Series 2009 Invested Amount as of the last day of the Due Period second preceding such Distribution Date; provided, however, with respect to the first Distribution Date, the Series 2009 Monthly Servicing Fee shall be equal to the Servicing Fee accrued on the Series 2009 Initial Invested Amount at the Net Servicing Fee Rate for the period from the Closing Date to but excluding the first Distribution Date, calculated on the basis of a 360-day year of twelve 30-day months.

On each Distribution Date, the Seller shall pay a portion of the Servicing Fee with respect to the related Due Period in an amount equal to one-twelfth of the product of (a) the Servicing Fee Rate, (b) the Seller’s Participation Amount as of the last day of the Due Period second preceding such Distribution Date (or, if a Lump Addition occurs or a removal of Accounts pursuant to Section 2.10 of the Agreement occurs in the following Due Period, the weighted average of the Seller’s Participation Amount on the date on which such Lump Addition or removal of Accounts occurs (after giving effect thereto) and the last day of the second preceding Due Period) and (c) the Series 2009 Allocation Percentage for the related Due Period.  In no event shall the Trust, the Trustee or the Series 2009 Certificateholders be liable for the share of the Servicing Fee to be paid by the Seller.

The Series 2009 Monthly Servicing Fee shall be payable to the Servicer solely to the extent amounts are available for distribution pursuant to Section 4.05(a)(ii).

SECTION 3.02. Trustee Appointment of Agents.  The Trustee may appoint one or more agents to perform any of the Trustee’s duties, responsibilities or obligations with respect to Series 2009; provided, however, that regardless of the appointment of any agent pursuant to this Section 3.02, the Trustee shall continue to be fully responsible for all of its duties, responsibilities and obligations with respect to Series 2009.

ARTICLE IV

Rights of Series 2009 Certificateholders and Allocation and Application of Collections

         SECTION 4.01. Allocations.  (a)  Allocations.  Collections of Finance Charge Receivables and Principal Receivables, Defaulted Receivables and Miscellaneous Payments allocated to Series 2009 pursuant to Article IV of the Agreement shall be allocated and distributed or reallocated as set forth in this Article.

(b) Payments to Seller.  The Servicer shall withdraw from the Collection Account and pay to the Seller on the dates set forth below the following amounts on Deposit Dates with respect to the Revolving Period and the Early Amortization Period:

(i) an amount equal to the Seller’s Percentage for the related Due Period of Allocable Finance Charge Collections, minus, if Citibank or an Affiliate of Citibank is no longer the Servicer, the portion of the Servicing Fee with respect to the related Due Period that is required to be paid by the Seller (which shall be withdrawn from the Collection Account and paid to the Servicer on the related Distribution Date); and

(ii) an amount equal to the Seller’s Percentage for the related Due Period of Allocable Principal Collections, if the Seller’s Participation Amount (determined after giving effect to any Principal Receivables transferred to the Trust on such Deposit Date) exceeds zero.

The withdrawals to be made from the Collection Account pursuant to this Section 4.01(b) do not apply to deposits into the Collection Account that do not represent Collections, including Transfer Deposit Amounts, Adjustment Payments, payment of the purchase price for the Certificateholders’ Interest pursuant to Section 2.06 or 10.01 of the Agreement, and proceeds from the sale, disposition or liquidation of Receivables pursuant to Section 9.02 or 12.02 of the Agreement.

SECTION 4.02. Determination of Series 2009 Monthly Interest.  The amount of monthly interest (“Series 2009 Monthly Interest”) distributable from the Collection Account with respect to the Series 2009 Certificate on any Distribution Date shall be an amount equal to the product of (i) (A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Series 2009 Certificate Rate in effect with respect to the related Interest Period and (ii) the outstanding principal balance of the Series 2009 Certificate as of the close of business on the preceding Distribution Date (after giving effect to any distribution of Series 2009 Monthly Principal on such preceding Distribution Date).  If the Series 2009 Monthly Interest for the Interest Period applicable to any Distribution Date exceeds the amount which will be on deposit in the Interest Funding Account on such Distribution Date (after giving effect to all deposits and withdrawals to be made on such date), the unpaid portion of the Series 2009 Monthly Interest (a “Series 2009 Interest Shortfall”) shall be payable, without the accrual of any further interest thereon, on the first Distribution Date following such Distribution Date on which sufficient funds are on deposit in the Interest Funding Account for the payment thereof.  Notwithstanding any provision of the Agreement or this Series Supplement, the failure to distribute the full amount of Series 2009 Monthly Interest or unpaid Series 2009 Interest Shortfall on any Distribution Date shall not be an Amortization Event as long as all funds on deposit in the Interest Funding Account are applied to the payment of such amounts.

SECTION 4.03. Determination of Series 2009 Monthly Principal.  The amount of monthly principal (“Series 2009 Monthly Principal”) distributable from the Collection Account with respect to the Series 2009 Certificate on each Distribution Date beginning with the first to occur of (i) the first Distribution Date with respect to the Early Amortization Period, if any, and (ii) the Series 2009 Expected Final Payment Date shall be equal to the Available Investor Principal Collections on deposit in the Collection Account with respect to such Distribution Date; provided, however, that Series 2009 Monthly Principal shall not exceed the Series 2009 Invested Amount.

SECTION 4.04. Establishment of Funding Accounts.  (a)  (i) The Servicer, for the benefit of the Series 2009 Certificateholders, shall establish and maintain in the name of the Trustee, on behalf of the Trust, an Eligible Deposit Account (the “Interest Funding Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2009  Certificateholders.  The Interest Funding Account shall initially be established with Citibank.

(ii) Funds on deposit in the Interest Funding Account shall be invested by the Servicer on behalf of the Trustee in Eligible Investments selected by the Servicer.  All such Eligible Investments shall be held by the Trustee for the benefit of the Series 2009 Certificateholders;  provided that on each Distribution Date, all interest and other investment earnings (net of losses and investment expenses) on funds on deposit in the Interest Funding Account shall be paid to the Seller.  Funds deposited in the Interest Funding Account on any Distribution Date (which are not distributed to the Series 2009 Certificateholders pursuant to Section 4.06 on such Distribution Date) shall be invested in Eligible Investments that will mature so that such funds will be available at the close of business on the Transfer Date preceding the following Distribution Date.  Funds deposited in the Interest Funding Account on a Transfer Date (which immediately precedes a Distribution Date) upon the maturity of any Eligible Investments are not required to be invested overnight.

    (b) (i) The Servicer, for the benefit of the Series 2009 Certificateholders, shall establish and maintain in the name of the Trustee, on behalf of the Trust, an Eligible Deposit Account (the “Principal Funding Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2009 Certificateholders and the Series 2000 Certificateholders to the extent provided in Sections 4.06(a)(ii) and 4.09).  The Principal Funding Account shall initially be established with Citibank.

(ii) Funds on deposit in the Principal Funding Account shall be invested by the Servicer on behalf of the Trustee in Eligible Investments selected by the Servicer.  All such Eligible Investments shall be held by the Trustee for the benefit of the Series 2009 Certificateholders (and, to the extent provided in Sections 4.06(a)(ii) and 4.09, the Series 2000 Certificateholders); provided that on each Distribution Date all interest and other investment income (net of investment expenses) on funds on deposit therein shall be applied as set forth in clause (iii) below.  Funds on deposit in the Principal Funding Account shall be invested in Eligible Investments that will mature so that such funds will be available at the close of business on the Transfer Date preceding the following Distribution Date.  Funds deposited in the Principal Funding Account on a Transfer Date (which immediately precedes a Distribution Date) upon the maturity of any Eligible Investments are not required to be invested overnight.

            (iii) Reinvested interest and other investment income on funds deposited in the Principal Funding Account shall not be considered to be principal amounts on deposit therein for purposes of this Series Supplement.

(c) (i) The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Interest Funding Account and the Principal Funding Account (together, the “Series 2009 Accounts”) and in all proceeds thereof.  The Series 2009 Accounts shall be under the sole dominion and control of the Trustee for the benefit of the Series 2009 Certificateholders (and, to the extent provided in Sections 4.06(a)(ii) and 4.09, the Series 2000 Certificateholders).  If, at any time, either of the Series 2009 Accounts ceases to be an Eligible Deposit Account, the Trustee (or the Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Series 2009 Account meeting the conditions specified in paragraph (a)(i) or (b)(i) above, as applicable, as an Eligible Deposit Account and shall transfer any cash and/or any investments to such new Series 2009 Account.

(ii) Pursuant to the authority granted to the Servicer in Section 3.01(b) of the Agreement, the Servicer shall have the power, revocable by the Trustee, to make withdrawals and payments or to instruct the Trustee to make withdrawals and payments from the Series 2009 Accounts for the purposes of carrying out the Servicer’s or Trustee’s duties hereunder.  Pursuant to the authority granted to the Paying Agent in Section 5.01 of this Series Supplement and Section 6.07 of the Agreement, the Paying Agent shall have the power, revocable by the Trustee, to withdraw funds from the Series 2009 Accounts for the purpose of making distributions to the Series 2009 Certificateholders.

          SECTION 4.05. Application of Investor Finance Charge Collections and Available Investor Principal Collections.  The Servicer shall apply (if Citibank is the Servicer and the Collection Account is maintained with Citibank) or shall cause the Trustee to apply, on each Distribution Date, Investor Finance Charge Collections and Available Investor Principal Collections on deposit in the Collection Account with respect to such Distribution Date, to make the following distributions:

(a) On each Distribution Date, an amount equal to the Investor Finance Charge Collections with respect to such Distribution Date will be distributed in the following order of priority:

(i) an amount equal to the Series 2009 Default Amount for such Distribution Date shall be treated as a portion of Investor Principal Collections for such Distribution Date;

(ii) an amount equal to the Series 2009 Monthly Servicing Fee for such Distribution Date shall be distributed to the Servicer (unless such amount has been netted against deposits to the Collection Account);

(iii) an amount equal to the aggregate amount of Investor Charge-Offs which have not been previously reimbursed (after giving effect to the allocation on such Distribution Date of any amount for that purpose pursuant to Section 4.07) shall be treated as a portion of Investor Principal Collections with respect to such Distribution Date;

(iv) an amount equal to Series 2009 Monthly Interest for such Distribution Date and any unpaid Series 2009 Interest Shortfall shall be deposited by the Servicer or the Trustee into the Interest Funding Account; and

(v) the balance, if any, shall be distributed to the Seller.

(b) On each Distribution Date with respect to the Revolving Period, an amount equal to the Available Investor Principal Collections deposited in the Collection Account for the related Due Period will be distributed in the following order of priority:

(i) an amount equal to the Series 2009 Reallocated Principal Collections shall be reallocated to Series 2000 and treated as a portion of “Investor Finance Charge Collections” under the Series 2000 Supplement; and

(ii) for each Distribution Date, after giving effect to the distributions referred to above, an amount equal to the balance, if any, of such Available Investor Principal Collections then on deposit in the Collection Account shall be treated as Excess Principal Collections and applied in accordance with Section 4.04 of the Agreement.

(c) On each Distribution Date with respect to the Early Amortization Period, on the Series 2009 Expected Final Payment Date and on each Distribution Date thereafter, an amount equal to Available Investor Principal Collections deposited in the Collection Account for the related Due Period will be distributed in the following order of priority:

(i) an amount equal to the Series 2009 Reallocated Principal Collections shall be reallocated to Series 2000 and treated as a portion of “Investor Finance Charge Collections” under the Series 2000 Supplement;

(ii) an amount equal to Series 2009 Monthly Principal for such Distribution Date, up to the Series 2009 Invested Amount, shall be deposited by the Servicer or the Trustee into the Principal Funding Account; and

(iii) for each Distribution Date, after giving effect to the distributions referred to above, an amount equal to the balance, if any, of such Available Investor Principal Collections then on deposit in the Collection Account shall be treated as Excess Principal Collections and applied in accordance with Section 4.04 of the Agreement.

         SECTION 4.06. Distributions to the Series 2009 Certificateholders.  (a)  The Servicer shall make (if Citibank is the Servicer and the Collection Account is maintained with Citibank) or shall cause the Trustee to make the following distributions at the following times from the Interest Funding Account and the Principal Funding Account:

(i) on each Distribution Date, all amounts on deposit in the Interest Funding Account shall be distributed to the Paying Agent for payment to the Series 2009 Certificateholders; and

(ii) on each Distribution Date with respect to the Early Amortization Period, on the Series 2009 Expected Final Payment Date and on each Distribution Date thereafter, all amounts on deposit in the Principal Funding Account, to the extent of the Series 2009 Invested Amount, shall be distributed to the Paying Agent for payment to the Series 2009 Certificateholders, except that (x) no distribution from the Principal Funding Account shall be made to the Paying Agent for payment to the Series 2009 Certificateholders, and no cancellation of the Series 2009 Certificate pursuant to Section 7.03 shall be permitted, unless, after giving effect to such payment or cancellation, the Series 2009 Invested Amount, together with the amount of any other enhancement then available for the benefit of the Series 2000 Certificate, will be at least equal to the Required Subordinated Amount and (y) to the extent that the payment to the Series 2009 Certificateholders of any portion of the amounts on deposit in the Principal Funding Account would cause the Series 2009 Invested Amount, together with the amount of any other enhancement then available for the benefit of the Series 2000 Certificate, to be less than the Required Subordinated Amount, such portion shall be retained on deposit in the Principal Funding Account and shall continue to be treated as Available Investor Principal Collections that may be reallocated to Series 2000 pursuant to Section 4.09.

(b) The distributions to be made pursuant to this Section are subject to the provisions of Sections 2.06, 9.02, 10.01 and 12.02 of the Agreement and Sections 8.01 and 8.02 of this Series Supplement.

SECTION 4.07. Investor Charge-Offs.  If, with respect to any Due Period, the Series 2009 Default Amount for such Due Period exceeds the amount of Investor Finance Charge Collections with respect to such Due Period, the Series 2009 Invested Amount shall be reduced by the amount of such excess (an “Investor Charge-Off”).  Investor Charge-Offs shall thereafter be reimbursed and the Series 2009 Invested Amount increased (but not by an amount in excess of the aggregate Investor Charge-Offs) on any Distribution Date by the sum of (i) Allocable Miscellaneous Payments with respect to such Distribution Date and (ii) the amount of Investor Finance Charge Collections allocated and available for that purpose pursuant to Section 4.05(a)(iii).

         SECTION 4.08. Excess Principal Collections.  (a)  That portion of Excess Principal Collections for any Distribution Date equal to the amount of Series 2009 Excess Principal Collections for such Distribution Date will be allocated to Series 2009 and will be distributed as set forth in this Series Supplement.

(b) “Series 2009 Excess Principal Collections” shall mean, for any Distribution Date, an amount equal to the Series 2009 Principal Shortfall for such Distribution Date; provided, however, that if the aggregate amount of Excess Principal Collections for all Series for such Distribution Date is less than the aggregate amount of Principal Shortfalls for all Series for such Distribution Date, then Series 2009 Excess Principal Collections for such Distribution Date shall equal the product of (x) Excess Principal Collections for all Series for such Distribution Date and (y) a fraction, the numerator of which is the Series 2009 Principal Shortfall for such Distribution Date and the denominator of which is the aggregate amount of Principal Shortfalls for all Series for such Distribution Date.  The “Series 2009 Principal Shortfall” shall mean (i) for any Distribution Date with respect to the Revolving Period, an amount equal to the excess of (x) Series 2009 Reallocated Principal Collections for such Distribution Date over (y) Available Investor Principal Collections for such Distribution Date (excluding any portion thereof attributable to Series 2009 Excess Principal Collections) for such Distribution Date, and (ii) for any Distribution Date with respect to the Early Amortization Period, the Series 2009 Expected Final Payment Date and each Distribution Date thereafter, the excess of (x) the Series 2009 Invested Amount over (y) Available Investor Principal Collections for such Distribution Date (excluding any portion thereof attributable to Series 2009 Excess Principal Collections).

SECTION 4.09. Reallocations of Available Investor Principal Collections to Series 2000.  With respect to any Due Period for which an Uncovered Series 2000 Default Amount (as defined below) exists, an amount of Available Investor Principal Collections (including funds required to be retained on deposit in the Principal Funding Account pursuant to Section 4.06(a)(ii)) equal to the lesser of (a) such Uncovered Series 2000 Default Amount and (b) the Required Subordinated Amount shall be reallocated to Series 2000 and treated as a portion of “Investor Finance Charge Collections” in accordance with the Series 2000 Supplement (such amount of Available Investor Principal Collections, “Series 2009 Reallocated Principal Collections”).  An “Uncovered Series 2000 Default Amount” is the amount by which, with respect to any Due Period, the Series 2000 Default Amount (such term and other capitalized terms used in this sentence are used as defined in, and all amounts referred to in this sentence are calculated in accordance with, the Series 2000 Supplement and the Agreement) for such Due Period exceeds (i) an amount equal to the product of (A) the Floating Allocation Percentage for such Due Period and (B) Allocable Finance Charge Collections with respect to such Due Period, minus (ii) the aggregate amount of Servicer Interchange for such Due Period, minus (iii) an amount equal to accrued and unpaid fees and expenses of, and other amounts due to, the Indenture Trustee, minus (iv) an amount equal to the targeted deposit to the Interest Funding Account pursuant to Section 4.02(a)(ii)(B) of the Series 2000 Supplement; minus (v) the amount of the Series 2000 Monthly Servicing Fee with respect to such Due Period paid pursuant to Section 4.02(a)(ii)(A) of the Series 2000 Supplement.

SECTION 4.10. Certain Amounts Treated as Investor Finance Charge Collections.  The Seller agrees to deposit into the Collection Account for the benefit of Series 2009 on each Distribution Date an amount equal to the excess Finance Charge Collections distributable to the Citibank Credit Card Issuance Trust, as Issuer, pursuant to Section 501(f) of the Indenture and to the Seller pursuant to Section 4.01(ii) of the Trust Agreement.  Such amount will be treated as a portion of Investor Finance Charge Collections for the benefit of Series 2009 for such Distribution Date.

ARTICLE V

Distributions and Reports to the Series 2009 Certificateholders

           SECTION 5.01. Distributions.  (a)  On each Distribution Date, the Paying Agent shall distribute to the Series 2009 Certificateholders of record on the related Record Date (other than as provided in Section 12.02 of the Agreement) each such Series 2009 Certificateholder’s pro rata share of the amounts on deposit in the Interest Funding Account.

(b) On each Distribution Date with respect to the Early Amortization Period, on the Series 2009 Expected Final Payment Date and on each Distribution Date thereafter, the Paying Agent shall distribute to the Series 2009 Certificateholders of record on the related Record Date (other than as provided in Section 12.02 of the Agreement) each such Series 2009 Certificateholder’s pro rata share of the amounts on deposit in the Principal Funding Account that are payable to the Series 2009 Certificateholders pursuant to Section 4.06(a)(ii).

(c) Except as provided in Section 12.02 of the Agreement with respect to a final distribution, distributions to the Series 2009 Certificateholders hereunder shall be made by check mailed to the Series 2009 Certificateholders at the address appearing in the Certificate Register (or, to the extent specified by any Series 2009 Certificateholder in a written notice to the Trustee and the Servicer, by wire transfer in accordance with such notice) without presentation or surrender of the Series 2009 Certificate or the making of any notation thereon.

          SECTION 5.02. Reports and Statements to the Series 2009 Certificateholders.  (a)  Each month, the Paying Agent, on behalf of the Trustee, shall forward to the Series 2009 Certificateholders a statement substantially in the form of Exhibit B prepared by the Servicer.

             (b) Each month, the Servicer shall deliver to the Trustee, the Paying Agent and each Rating Agency (i) a statement substantially in the form of Exhibit B prepared by the Servicer and (ii) a certificate of a Servicing Officer substantially in the form of Exhibit C.

(c) A copy of each statement or certificate provided pursuant to paragraph (a) or (b) may be obtained by any Series 2009 Certificateholder by a request in writing to the Servicer.

ARTICLE VI

Final Distributions

SECTION 6.01. Sale of Certificateholders’ Interest Pursuant to Section 2.06 or 10.01 of the Agreement.  (a)  Purchase Price.  (i) The amount to be paid by the Seller with respect to Series 2009 in connection with a repurchase of the Certificateholders’ Interest pursuant to Section 2.06 of the Agreement shall equal the Reassignment Amount for the first Distribution Date following the Due Period in which the reassignment obligation arises under the Agreement.

          (ii) The amount to be paid by the Seller with respect to Series 2009 in connection with a repurchase of the Certificateholders’ Interest pursuant to Section 10.01 of the Agreement shall equal the Reassignment Amount for the Distribution Date of such repurchase.

(b) Distributions Pursuant to Sections 2.06, 10.01 or 12.02(c) of the Agreement.  With respect to the Reassignment Amount deposited into the Collection Account pursuant to Section 6.01 or any Termination Proceeds from the sale of Receivables (or interests therein) allocable to the Series 2009 Certificateholders’ Interest deposited into the Collection Account pursuant to Section 12.02(c) of the Agreement, the Trustee shall, not later than 12:00 noon, New York City time, on the date of deposit, make deposits or distributions of the following amounts (in the order of priority set forth below and, in each case, after giving effect to any deposits and distributions otherwise to be made on such date) in immediately available funds:  (x) the Series 2009 Invested Amount on such date will be deposited in the Principal Funding Account, (y) the amount of Series 2009 Monthly Interest and any unpaid Series 2009 Interest Shortfall will be deposited in the Interest Funding Account, and (z) any other amounts owed to the Holders of the Series 2009 Certificate will be paid to the Series 2009 Certificateholders.  The remainder of any Termination Proceeds shall be distributed to the Seller.

(c) Subject to Section 4.06(a)(ii), the entire amount deposited in the Principal Funding Account and the Interest Funding Account pursuant to Section 6.01 and all amounts on deposit in the Collection Account for distribution to the Series 2009 Certificateholders shall be distributed in full to the Series 2009 Certificateholders on such date and shall be deemed to be a final distribution pursuant to Section 12.02 of the Agreement.

         SECTION 6.02. Distribution of Proceeds of Sale, Disposition or Liquidation of the Receivables Pursuant to Section 9.02 of the Agreement.  (a)  Not later than 12:00 noon, New York City time, on the Distribution Date following the date on which the Insolvency Proceeds are deposited into the Collection Account pursuant to Section 9.02(b) of the Agreement, the Trustee shall, after giving effect to any deposits and distributions otherwise to be made on such Distribution Date, deduct an amount equal to the Series 2009 Invested Amount on such Distribution Date from the portion of the Insolvency Proceeds allocated to Allocable Principal Collections and deposit such amount in the Principal Funding Account, provided that the amount of such deposit shall not exceed the product of (x) the portion of the Insolvency Proceeds allocated to Allocable Principal Collections and (y) the Principal Allocation Percentage with respect to the related Due Period.  The remainder of the portion of the Insolvency Proceeds allocated to Allocable Principal Collections shall be allocated to the Seller’s Interest and shall be released to the Seller on such Distribution Date.

(b) Not later than 12:00 noon, New York City time, on such Distribution Date, the Trustee shall (in the following order of priority and, in each case, after giving effect to any deposits and distributions otherwise to be made on such Distribution Date) deduct an amount equal to the sum of (x) Series 2009 Monthly Interest for such Distribution Date, plus (y) any unpaid Series 2009 Interest Shortfall, from the portion of the Insolvency Proceeds allocated to Allocable Finance Charge Collections and deposit such amount in the Interest Funding

Account, provided that the amount of such deposit shall not exceed the product of (x) the portion of the Insolvency Proceeds allocated to Allocable Finance Charge Collections and (y) the Floating Allocation Percentage with respect to such Due Period.  The remainder of the Insolvency Proceeds allocated to Allocable Finance Charge Collections shall be distributed to the Seller.

(c) Subject to Section 4.06(a)(ii), the entire amount deposited in the Principal Funding Account and the Interest Funding Account and all amounts on deposit in the Collection Account for distribution to the Series 2009 Certificateholders shall be distributed in full to the Series 2009 Certificateholders on the Distribution Date on which funds are deposited pursuant to this Section (or, if not so deposited on a Distribution Date, on the immediately following Distribution Date) and shall be deemed to be a final distribution pursuant to Section 12.02 of the Agreement.

(d) Notwithstanding any provision of the Agreement or this Series Supplement, for purposes of Section 9.02(a) of the Agreement, the Holders of the Series 2009 Certificate shall not be deemed to have disapproved a liquidation of the Receivables following an Insolvency Event with respect to the Seller unless holders of more than 50% of the aggregate unpaid principal amount of the Series 2009 Certificate shall have disapproved of such liquidation.

ARTICLE VII

Miscellaneous Provisions

SECTION 7.01. Ratification of Agreement.  As supplemented by this Series Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Series Supplement shall be read, taken and construed as one and the same instrument.

SECTION 7.02. Private Placement of Series 2009 Certificate; Form of Delivery of Series 2009 Certificate.  (a)  The Series 2009 Certificate has not been registered under the Act or any state securities law.  No transfer of the Series 2009 Certificate shall be made except to a Series 2009 Certificateholder or in accordance with the terms of Section 2.02(c) and this Section 7.02 and only (i) to Citibank or any Affiliate thereof, or (ii) to a “qualified institutional buyer” (as defined in Rule 144A under the Act) in compliance with Rule 144A.  The Series 2009 Certificate shall bear a legend to the effect set forth in Exhibit A.  None of the Seller, the Transfer Agent and Registrar or the Trustee is obligated to register the Series 2009 Certificate under the Act or any other securities or “Blue Sky” Law or to take any other action not otherwise required under this Series Supplement or the Agreement to permit the transfer of the Series 2009 Certificate without registration.

(b) The Series 2009 Certificate shall be delivered as a Registered and Definitive Certificate.

SECTION 7.03. Cancellation of the Series 2009 Certificate Held by the Bank.  If the Bank or any of its Affiliates holds the Series 2009 Certificate, it may, subject to Section 4.06(a)(ii), by notice from the Bank to the Trustee cause the Series 2009 Certificate to be canceled, whereupon the Series 2009 Certificate will no longer be outstanding.

SECTION 7.04. Counterparts.  This Series Supplement may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

SECTION 7.05. GOVERNING LAW.  THIS SERIES SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION 7.06. Construction of Agreement.  The Seller hereby confirms that the security interest granted to the Trustee pursuant to Section 13.18 of the Agreement is for the benefit of the Investor Certificateholders.

SECTION 7.07. Amendment and Restatement.  Each party acknowledges and agrees that the issuance of the Series 2009 Certificate pursuant to the Prior Series 2009 Supplement shall remain in full force and effect.  The parties hereto acknowledge and confirm that (i) this Series Supplement is intended to restate, consolidate, amend and modify the Prior Series 2009 Supplement in its entirety; and (ii) this Series Supplement shall not constitute a novation and shall in no way adversely affect or impair the effectiveness of the issuance of the Series 2009 Certificate pursuant to the Prior Series 2009 Supplement.

IN WITNESS WHEREOF, the Seller, the Servicer and the Trustee have caused this Series Supplement to be duly executed by their respective officers as of the day and year first above written.

CITIBANK, N.A., Seller and Servicer,

By:  /s/ Douglas C. Morrison
Name:  Douglas C. Morrison
Title:     Vice President

                     DEUTSCHE BANK TRUST COMPANY AMERICAS, Trustee,

By:  /s/ Irene Siegel
Name:  Irene Siegel
Title:     Vice President

By:  /s/ Jenna Kaufman
Name:  Jenna Kaufman
Title:     Director

EXHIBIT A

THIS SERIES 2009 CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR ANY STATE SECURITIES LAWS.  BY ITS ACCEPTANCE HEREOF, EACH PURCHASER REPRESENTS AND AGREES THAT IT IS ACQUIRING THIS SERIES 2009 CERTIFICATE FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) AND NOT WITH A VIEW TO, OR FOR SALE IN CONNECTION WITH, THE PUBLIC DISTRIBUTION HEREOF AND THAT NEITHER THIS SERIES 2009 CERTIFICATE NOR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED, OR OTHERWISE TRANSFERRED, EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF THE ACT AND ANY APPLICABLE PROVISIONS OF ANY STATE SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH PROVISIONS.  THE TRANSFER OF THIS SERIES 2009 CERTIFICATE IS SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE AGREEMENT AND THE SERIES SUPPLEMENT THERETO REFERRED TO HEREIN.

NEITHER THIS SERIES 2009 CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED, ASSIGNED, EXCHANGED OR OTHERWISE PLEDGED OR CONVEYED, EXCEPT IN ACCORDANCE WITH THE AGREEMENT AND SERIES SUPPLEMENT REFERRED TO HEREIN.

REGISTERED

No. R-

CITIBANK CREDIT CARD MASTER TRUST I

CREDIT CARD PARTICIPATION CERTIFICATE - SERIES 2009

Series 2009 Expected Final Payment Date:

The initial “Series 2009 Expected Final Payment Date” shall be the February 2013 Distribution Date and thereafter shall be the Distribution Date designated by the Seller from time to time by notice to the Trustee and the Series 2009 Certificateholders, subject to satisfaction of the Rating Agency Condition, as the “Series 2009 Expected Final Payment Date.”

This Series 2009 Certificate represents an

undivided interest in certain assets of the

CITIBANK CREDIT CARD MASTER TRUST I

the corpus of which consists primarily of receivables generated from time to time in the ordinary course of business in a portfolio of revolving credit card accounts owned by

CITIBANK, N.A.

and, in certain circumstances, certain Additional Sellers (as defined in the Pooling and Servicing Agreement referred to below).

(Not an interest in or obligation of Citibank, N.A.,

any Additional Sellers or any affiliate thereof)

This certifies that _________________ (the “Series 2009 Certificateholder”) is the registered owner of a fractional undivided interest in certain assets of a trust (the “Trust”) created pursuant to the Second Amended and Restated Pooling and Servicing Agreement dated as of May 29, 1991, as amended and restated as of October 5, 2001 and as further amended and restated as of August 9, 2011 (as further amended, restated, supplemented or otherwise modified from time to time, the “Agreement”), as supplemented by the Amended and Restated Series 2009 Supplement dated as of May 1, 2009 and amended and restated as of August 9, 2011 (as further amended, restated, supplemented or otherwise modified from time to time, the “Series Supplement”), between Citibank, N.A., a national banking association, as Seller and Servicer, and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”).  The corpus of the Trust consists of (i) a portfolio of all receivables (the “Receivables”) existing in the revolving credit card accounts identified under the Agreement from time to time (the “Accounts”), (ii) all Receivables generated under the Accounts from time to time thereafter, (iii) funds collected or to be collected from cardholders in respect of the Receivables, (iv) all funds which are from time to time on deposit in the Collection Account and in the Series Accounts, and (v) all other assets and interests constituting the Trust.  Although a summary of certain provisions of the Agreement and the Series Supplement is set forth below and on the Summary of Terms and Conditions attached hereto and made a part hereof, this Series 2009 Certificate does not purport to summarize the Agreement and the Series Supplement and reference is made to the Agreement and the Series Supplement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee.  A copy of the Agreement and the Series Supplement (without schedules) may be requested from the Trustee by writing to the Trustee at the Corporate Trust Office.  To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement or the Series Supplement, as applicable.

This Series 2009 Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement and the Series Supplement, to which Agreement and Series Supplement, each as amended and supplemented from time to time, the Series 2009 Certificateholder by virtue of the acceptance hereof assents and is bound.

In general, payments of principal with respect to the Series 2009 Certificate are limited to the Series 2009 Invested Amount, which may be less than the unpaid principal balance of the Series 2009 Certificate.  The initial Series 2009 Expected Final Payment Date shall be the February 2013 Distribution Date and thereafter shall be the Distribution Date designated by the Seller from time to time, subject to satisfaction of the Rating Agency Condition, by notice to the Trustee and the Series 2009 Certificateholders as the “Series 2009 Expected Final Payment Date,” but principal with respect to the Series 2009 Certificate may be paid earlier or later under certain circumstances described in the Agreement and the Series Supplement.  If the principal of the Series 2009 Certificate is not paid in full on or prior to the Termination Date, the Trustee will sell or cause to be sold on such Termination Date Principal Receivables (and the related Finance Charge Receivables) (or interests therein) in an amount equal to 110% of the Series 2009 Invested Amount as of such Termination Date, subject to certain limitations, and shall immediately deposit the Termination Proceeds allocable to the Series 2009 Certificateholders’ Interest in the Collection Account.  The Termination Proceeds shall be allocated and distributed to the Series 2009 Certificateholder in accordance with the Series Supplement.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual or facsimile signature, this Certificate shall not be entitled to any benefit under the Agreement or the Series Supplement or be valid for any purpose.

IN WITNESS WHEREOF, the Bank has caused this Certificate to be duly executed.

CITIBANK, N.A.,
By:
Name: Title:

Dated:  [•]

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Certificates described in the within-mentioned Agreement and Series Supplement.

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee,
By:
Title: Authorized Officer
or

By: CITIBANK, N.A., as Authenticating Agent for the Trustee,
By:
Name: Title: Authorized Officer

CITIBANK CREDIT CARD MASTER TRUST I

CREDIT CARD PARTICIPATION

CERTIFICATE – SERIES 2009

Summary of Terms and Conditions

The Receivables consist of Principal Receivables which arise generally from the purchase of merchandise and services and amounts advanced to cardholders as cash advances and Finance Charge Receivables which arise generally from Periodic Rate Finance Charges, Cash Advance Fees, Late Payment Fees and annual membership fees with respect to the Accounts.  This Series 2009 Certificate is one of a series of Certificates entitled Citibank Credit Card Master Trust I, Credit Card Participation Certificate – Series 2009 (the “Series 2009 Certificate”), each of which represents a fractional undivided interest in certain assets of the Trust.  The Trust Assets are allocated in part to the certificateholders of all outstanding Series (the “Certificateholders’ Interest”) with the remainder allocated to the Seller.  The aggregate interest represented by the Series 2009 Certificate at any time in the Principal Receivables in the Trust shall not exceed an amount equal to the Series 2009 Invested Amount at such time.  The Series 2009 Invested Amount on any date will be as computed in accordance with the Series Supplement.  A Seller’s Certificate has been issued to the Seller pursuant to the Agreement which represents the Seller’s Interest.

Subject to the terms and conditions of the Agreement, the Seller may from time to time direct the Trustee, on behalf of the Trust, to issue one or more new Series of Investor Certificates, which will represent fractional undivided interests in certain of the Trust Assets.

On each Distribution Date, the Paying Agent shall distribute to each Series 2009 Certificateholder of record on the last day of the preceding calendar month (each a “Record Date”) the Series 2009 Certificateholder’s pro rata share of such amounts on deposit in the Interest Funding Account or the Principal Funding Account as are payable to the Series 2009 Certificateholders pursuant to the Agreement and the Series Supplement.  Distributions with respect to this Series 2009 Certificate will be made by the Paying Agent by check mailed to the address of the Series 2009 Certificateholder of record appearing in the Certificate Register (or, pursuant to Section 5.01(c) of the Series Supplement, to the extent specified by a Series 2009 Certificateholder in a written notice to the Trustee and the Servicer, by wire transfer in accordance with such notice) without the presentation or surrender of this Series 2009 Certificate or the making of any notation thereon (except for the final distribution in respect of this Series 2009 Certificate).  Final payment of this Series 2009 Certificate will be made only upon presentation and surrender of this Series 2009 Certificate at the office or agency specified in the notice of final distribution delivered by the Trustee to the Series 2009 Certificateholders in accordance with the Agreement and the Series Supplement.

This Series 2009 Certificate does not represent an obligation of, or an interest in, the Seller, the Servicer or any affiliate of any of them and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency or instrumentality.  This Series 2009 Certificate is limited in right of payment to certain Collections with respect to the Receivables (and certain other amounts), all as more specifically set forth hereinabove and in the Agreement and the Series Supplement.

The Agreement or any Supplement may, subject to certain conditions, be amended by the Seller, the Servicer and the Trustee without Investor Certificateholder consent. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee’s rights, duties or immunities under the Agreement or otherwise.

The Agreement or any Supplement may also be amended from time to time (including in connection with the issuance of a Supplemental Certificate) by the Servicer, the Seller and the Trustee, with the consent of the Holders of Investor Certificates evidencing not less than 66-2/3% of the aggregate unpaid principal amount of the Investor Certificates of all adversely affected Series, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement or any Supplement or of modifying in any manner the rights of the Investor Certificateholders; provided, however, that no such amendment shall (i) reduce in any manner the amount of or delay the timing of any distributions to be made to Investor Certificateholders or deposits of amounts to be so distributed or the amount available under any Series Enhancement without the consent of each affected Investor Certificateholder, (ii) change the definition of or the manner of calculating the interest of any Investor Certificateholder without the consent of each affected Investor Certificateholder, (iii) reduce the aforesaid percentage required to consent to any such amendment without the consent of each Investor Certificateholder or (iv) adversely affect the rating of any Series or Class by the Rating Agency without the consent of the Holders of Investor Certificates of such Series or Class evidencing not less than 66-2/3% of the aggregate unpaid principal amount of the Investor Certificates of such Series or Class.  The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee’s rights, duties or immunities under this Agreement or otherwise.

Subject to the limitations set forth in the Series Supplement, the transfer of this Series 2009 Certificate shall be registered in the Certificate Register upon surrender of this Series 2009 Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Trustee or the Transfer Agent and Registrar, duly executed by the Series 2009 Certificateholder or such Series 2009 Certificateholder’s attorney, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Series 2009 Certificates of authorized denominations and for the same aggregate fractional undivided interest will be issued to the designated transferee or transferees.

As provided in the Agreement and subject to certain limitations therein set forth, the Series 2009 Certificate is exchangeable for a new Series 2009 Certificate evidencing like aggregate fractional undivided interests as requested by the Series 2009 Certificateholder surrendering such Series 2009 Certificate.  No service charge may be imposed for any such exchange but the Servicer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

The Servicer, the Trustee, the Paying Agent and the Transfer Agent and Registrar and any agent of any of them, may treat the person in whose name this Series 2009 Certificate is registered as the owner hereof for all purposes, and neither the Servicer nor the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them, shall be affected by notice to the contrary except in certain circumstances described in the Agreement.

THIS SERIES 2009 CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

ASSIGNMENT

Social Security or other identifying number of assignee

_________________________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________

______________________________________________________________________

(name and address of assignee)

the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints ______________________, attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated:  ______________ ____________________________*

Signature Guaranteed:

__________________________

__________________________

(*) NOTE:  The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Certificate in every particular, without alteration, enlargement or any change whatsoever.

EXHIBIT B

FORM OF MONTHLY STATEMENT

CITIBANK, N.A.

___________________________________________________________

CITIBANK CREDIT CARD MASTER TRUST I

SERIES 2009

___________________________________________________________

The undersigned, a duly authorized representative of Citibank, N.A., as Servicer (“Citibank”), pursuant to the Second Amended and Restated Pooling and Servicing Agreement dated as of August 9, 2011 (as further amended, restated, supplemented or otherwise modified from time to time, the “Agreement”), as supplemented by the Amended and Restated Series 2009 Supplement dated as of August 9, 2011 (as further amended, restated, supplemented or otherwise modified from time to time, the “Series Supplement”), between Citibank, as Seller and Servicer, and Deutsche Bank Trust Company Americas, as Trustee, does hereby certify the information set forth below.  Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

This Certificate relates to the Due Period ending on [•] and the related Distribution Date.

A.Information Regarding the Portfolio
1.Portfolio Yield	_____%
Yield component [Finance Charge Receivables collected during the Due Period ÷ Principal Receivables in the Trust on the last day of the prior Due Period]	_____%
Credit loss component [net charged-off Principal Receivables during the Due Period ÷ Principal Receivables in the Trust on the last day of the prior Due Period]	_____%

2.New purchase rate [aggregate purchases of merchandise and services during the Due Period ÷ Receivables in the Trust on the last day of the prior Due Period]	_____%
3.Total payment rate [aggregate Collections during the Due Period ÷ Receivables in the Trust on the last day of the prior Due Period]	_____%
4.Principal payment rate [aggregate collections with respect to Principal Receivables during the Due Period ÷ Principal Receivables in the Trust on the last day of the prior Due Period]	_____%
5.Aggregate amount of Principal Receivables in the Trust:
Beginning of Due Period Average End of Due Period	$_____ $_____ $_____

6.Delinquencies (Aggregate outstanding balances in the Accounts that were delinquent by the time periods listed below as of the close of business of the month preceding the Distribution Date, as a percentage of aggregate Receivables as of the last day of the Due Period):

Current $______ 5-34 days delinquent $______ 35-64 days delinquent $______ 65-94 days delinquent $______ 95-124 days delinquent $______ 125-154 days delinquent $______ 155-184 days delinquent $______	____% ____% ____% ____% ____% ____% ____%
B.Information Regarding Series 2009
1.Series 2009 Invested Amount	$_____
2.Series 2009 Certificate Rate	____%
3.Series 2009 Monthly Interest	$_____

  B-2

4.Series 2009 outstanding principal balance as of the preceding Distribution Date	$_____
5.Deposit to the Interest Funding Account	$_____
6.Series 2009 Interest Shortfall	$_____
7.Investor Charge-offs	$_____
8.Series 2009 Monthly Principal for the Distribution Date	$_____
9.Deposit to the Principal Funding Account	$_____
10.Required Subordinated Amount	$_____
11.Series 2009 Reallocated Principal Collections	$_____
C.Information Regarding Distributions to Certificateholders and Charge-offs
1.The total amount of the distribution to Series 2009 Certificateholder on the Distribution Date	$_____
2.The amount of the distribution set forth in item 1 above in respect of principal on the Series 2009 Certificate	$_____
3.The amount of the distribution set forth in item 1 above in respect of interest on the Series 2009 Certificate	$_____

4.The amount, if any, by which the
outstanding principal balance of the Series 2009
Certificate exceeds the Series 2009 Invested
Amount as of the end of the Record Date with respect to the Distribution Date
$_____

CITIBANK, N.A., Servicer,
By:
Name: Title:

   B-3

EXHIBIT C

FORM OF MONTHLY SERVICER’S CERTIFICATE

CITIBANK, N.A.

CITIBANK CREDIT CARD MASTER TRUST I

SERIES 2009

The undersigned, a duly authorized representative of Citibank, N.A., as Servicer (“Citibank”), pursuant to the Second Amended and Restated Pooling and Servicing Agreement dated as of August 9, 2011 (as further amended, restated, supplemented or otherwise modified from time to time, the “Agreement”), as supplemented by the Amended and Restated Series 2009 Supplement dated as of August 9, 2011 (as further amended, restated, supplemented or otherwise modified from time to time, the “Series Supplement”), between Citibank, as Seller and Servicer, and Deutsche Bank Trust Company Americas, as Trustee, does hereby certify as follows:

1.  Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

2.  Citibank is, as of the date hereof, the Servicer under the Agreement.

3.  The undersigned is a Servicing Officer.

4.  This Certificate relates to the Distribution Date occurring on              .

5.  As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceding such Distribution Date [or, if there has been a default in the performance of any such obligation, set forth in detail the (i) nature of such default, (ii) the action taken by the Seller and Servicer, if any, to remedy such default and (iii) the current status of each such default; if applicable, insert “None”].

6.  As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has occurred or has been deemed to have occurred on or prior to such Distribution Date.

7.  As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement  (or, if there is a Lien, such Lien consists of_________).

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this [•]day of [•], [•].

CITIBANK, N.A., Servicer,
By:
Name: Title:

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